UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]

Pre-Effective Amendment No. ____

[  ]

Post-Effective Amendment No. 11

[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14

[X]

(Check appropriate box or boxes)

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

One Chagrin Highlands

2000 Auburn Drive, Suite 300

Cleveland, Ohio 44122

(Address of Principal Executive Offices)

(216) 825-4000

(Registrant’s Telephone Number, including Area Code)

Richard A. Barone

c/o Ancora Trust

One Chagrin Highlands

2000 Auburn Drive, Suite 300

Cleveland, Ohio 44122

 (Name and Address of Agent for Service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins LLC

600 Superior Ave., E., Suite 2100

Cleveland, Ohio 44114

It is proposed that this filing will become effective (check appropriate box)

[]  immediately upon filing pursuant to paragraph (b)

[ X]  on April30, 2012 pursuant to paragraph (b)

[]  60 days after filing pursuant to paragraph (a)(1)

[   ]  on (date) pursuant to paragraph (a)(1)

[   ]  75 days after filing pursuant to paragraph (a)(2)

[]  on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ANCORA

PROSPECTUS

THE ANCORA FAMILY OF MUTUAL FUNDS:

CLASS C

CLASS D

ANCORA INCOME FUND

ANICX

ANIDX

ANCORA EQUITY FUND

ANQCX

ANQDX

ANCORA MICROCAP FUND

ANCCX

ANCDX

ANCORA SPECIAL OPPORTUNITY FUND

ANSCX

ANCDX

April 30, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representations to the contrary is a criminal offense.

FUND SUMMARIES

ANCORA INCOME FUND

(Class C and Class D Shares)

Investment Objective

Ancora Income Fund (the “Fund”) has an investment objective of obtaining a high level of income, with a secondary objective of capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.50%	0.25%
Other Expenses	0. 48%	0. 48%
Fees and Expenses of Acquired Funds (2)	0. 42%	0. 42%
Total Annual Fund Operating Expenses	2. 40%	2.15%

(1)

Shareholders who request that proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are appliedand the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Income Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$ 243	$ 748	$1, 280	$2, 736
Class D Shares	$ 218	$ 673	$1, 154	$2, 483

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.56 % of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its income objective by investing primarily in income-producing securities (such as debt securities, preferred stocks, high dividend-bearing common shares and common and preferred shares of closed-end investment companies (also known as “closed-end funds”) having portfolios consisting primarily of income-producing securities). Under normal circumstances, at least 80% of the assets of the Fund will be invested in income-producing securities.  Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares (“convertible securities”).  The Fund will pursue its capital appreciation objective by investing in shares of closed-end funds and convertible securities of large, small and mid-sized companies.  The Fund will invest only in securities of companies with market capitalizations of more than $500 million, except that the Fund may invest in closed-end funds with market capitalizations of less than that amount.

The Fund will alter the composition of its portfolio as economic and market trends change. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline.  The Fund may invest in debt securities of any maturity, but average maturity generally will not exceed 15 years.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor’s Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound.  The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor’s Corporation and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.  Securities rated lower than BBB by Standard & Poor’s, sometimes referred to as “junk bonds,” are usually considered lower-rated securities and have speculative characteristics.  Please refer to Appendix A of this Prospectus for a description of these ratings.

In selecting closed-end funds for the Fund, the Advisor will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by the Fund in selecting its direct investments incorporate debt securities.  Such closed-end funds may invest in debt securities of United States or foreign issuers.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and investors could lose their money.

Debt Securities Risks.  The Fund’s portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

•

Prices of debt securities may fall in response to interest rate changes for similar securities.  Generally, when interest rates rise, prices of debt securities fall.  The net asset value of the Fund may decrease during periods of rising interest rates.

•

An issuer of debt securities may default (fail to repay interest and principal when due).  If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment.  The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

•

Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities.  For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Closed-End Funds.  The shares of many closed-end funds frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. The Fund purchases shares of closed-end funds which trade at a market discount.  However, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.  Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in “Debt Securities Risks.”

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers.  Such investments involve the following additional risks:

•

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund.  If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund’s assets denominated in that currency will decrease.  Although these closed-end funds may enter into “hedging” transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund’s portfolio remains subject to this risk of loss.

There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets.  All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

Large Companies.  Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Size Companies.  Small cap and mid cap securities tend to be less liquid and more volatile than large cap securities. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.Updated performance information with respect to the Fund is available at www. ancorafunds.com .

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 18.51% (quarter ended June 30, 2009) and the lowest return for a quarter was –15.0% (quarter ended September 30, 2008).  Total return for the Class D Shares for the year to date through March 31, 2012 was2. 65%.

Average Annual Total Returns (for the period ended December 31, 2011 )

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class D Shares
Return Before Taxes	7.62%	5. 57%	5.31%
Return After Taxes on Distributions	5.02%	2.99%	2. 94%
Return After Taxes on Distributions and Sale of Fund Shares	4.90%	3. 17%	3.09%
Class C Shares
Return Before Taxes	7.40%	5. 31%	5.06%
Barclay’s Aggregate Index	7.00%	6.25%	5. 28%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ANCORA EQUITY FUND

(Class C and Class D Shares)

Investment Objective

The investment objective of Ancora Equity Fund (the “Fund”) is obtaining a high total return, a combination of income and capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.25%
Other Expenses	0. 79%	0. 79%
Fees and Expenses of Acquired Funds(2)	0. 20%	0. 20%
Total Annual Fund Operating Expenses	2. 74%	2. 24%

(1)

Shareholders who request proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are appliedand the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Equity Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$ 276	$ 847	$1, 445	$3, 061
Class D Shares	$ 227	$ 700	$1, 200	$2, 575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.54 % of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in publicly traded equity securities (such as common stock, preferred stock and securities convertible into common or preferred stock).  Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities.

The Fund intends to invest primarily in companies that are leaders in their industries or have products and services that are dominant in the marketplace.  Under normal circumstances, at least 80% of the assets of theFund will be invested in equity securities of companies that have market capitalizations of $500 million or more.  Subject to this requirement, the Fund will invest in small, mid and large cap companies.  However, in determining whether a company is a leader in its industry or has products or service that are dominant in the marketplace, the Fund will not focus exclusively on market capitalization, but will consider other factors such as market share and whether a company has developed products or services that are unique and generally accepted in their markets.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Large Companies.  Significant investment in large companies creates various risks for the Fund.  For instance, larger, more established companies tend to operate in mature markets, which often are very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Size Companies.  To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, small cap and mid cap stocks tend to be less liquid and more volatile than large cap stocks.  Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at www. ancorafunds.com .

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 22.73% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.1% (quarter ended December 31, 2008).  Total return for the Class D Shares for the year to date through March 31, 2012 was 14.00%.

Average Annual Total Returns (for the period ended December 31, 2011 )

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class D Shares
Return Before Taxes	-7.49%	-0.93%	2.81%
Return After Taxes on Distributions	-7.49%	-1.61%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	-4.87%	-0.99%	2.23%
Class C Shares
Return Before Taxes	-7.97%	-1.43%	2.27%
S&P 500 Index	2.11%	-0.26%	3. 66%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ANCORA MICROCAP FUND

(Class C and Class D Shares)

Investment Objective

The investment objective of Ancora MicroCap Fund (the “Fund”) is to obtain capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.25%
Other Expenses	1. 03%	1. 03%
Fees and Expenses of Acquired Funds(2)	0.07%	0.07%
Total Annual Fund Operating Expenses	2.85%	2. 35%

(1)

Shareholders who request proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are appliedand the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora MicroCap Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$ 288	$ 883	$1, 504	$3, 176
Class D Shares	$ 238	$ 733	$1, 255	$ 2,686

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.42 % of the average value of its whole portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities of companies whose equity securities have a total market value of under $500,000,000.  Equity securities consist of common stock, preferred stock and securities convertible into common or preferred stock.  The Fund emphasizes a “value” style of investing.  In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors.  For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.  Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.  As a result of its focus on small companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more “aggressive” than other mutual funds having a “value” style of investing.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently the Fund’s share price may decline and you could lose money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so.  As a result of these factors, securities of these micro cap companies may expose shareholders of the Fund to above average risk.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the fund by comparing the Fund’s performance with a broad measure of market performance.  Updated performance information with respect to the Fund is available at www. ancorafunds.com .

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 35.52% (quarter ended June 30, 2009) and the lowest return for a quarter was –33.44% (quarter ended December 31, 2008).  Total return for the Class D Shares for the year to date through March 31, 2012 was 12.02%.

Average Annual Total Returns (for the period ended December 31, 2011 )

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	Life of Fund*
Class D Shares
Return Before Taxes	-13.13%	4.47%
Return After Taxes on Distributions	-14.26%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	-7.15%	3.80%
Class C Shares
Return Before Taxes	-13.51%	3.98%
Russell Microcap Index	-9.27%	-0.36%

*From September 2, 2008 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Denis J. Amato, Manager of Ancora Advisors LLC, has managed the Fund since 2008.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ANCORA SPECIAL OPPORTUNITY FUND

(Class C and Class D Shares)

Investment Objective

The investment objective of Ancora Special Opportunity Fund (the “Fund”) is to obtain a high total return.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.25%
Other Expenses	0. 86%	0. 86%
Fees and Expenses of Acquired Funds(2)	0. 42%	0. 42%
Total Annual Fund Operating Expenses	3. 03%	2. 53%

(1)

Shareholders who request proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are appliedand the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$ 303	$ 927	$1, 577	$3, 318
Class D Shares	$ 258	$ 793	$1, 355	$ 2,885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99.12 % of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its objective of obtaining a high total return by seeking out and investing in companies which the Advisor believes have the potential for superior returns.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in publicly traded equity securities of such companies (such as common stock, preferred stock and securities convertible into common or preferred stock).

Examples of companies in which the Fund may invest include (i) companies which have lost significant market value, if the Advisor believes the fortunes of these companies may be more favorable in the future, (ii) companies which are undergoing financial restructuring or which may be repositioning themselves in the marketplace for their products or services, and (iii) companies having products or services which are new and untested or which may gain wider acceptance in the future.  Securities in the Fund will tend to be of companies with “micro” and small capitalizations (that is, with market capitalizations of less than $2 billion), but this will not be a requirement.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Small and Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The small and micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so. As a result of these factors, securities of these small and micro cap companies may expose shareholders of the Fund to above average risk.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at www. ancorafunds.com .

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 46.86% (quarter ended June 30, 2009) and the lowest return for a quarter was –33.5% (quarter ended December 31, 2008).  Total return for the Class D Shares for the year to date through March 31, 2012 was 10.22%.

Average Annual Total Returns (for the period ended December 31, 2011 )

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of any applicable state and local taxes.  The after tax returns included in the table are only for Class D Shares.After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class D Shares
Return Before Taxes	- 13. 63%	-1.11%	2.28%
Return After Taxes on Distributions	- 13. 63%	-1.78%	1.29%
Return After Taxes on Distributions and Sale of Fund Shares	- 8. 86%	-1.20%	1 ..49%
Class C Shares
Return Before Taxes	-14.09%	-1.59%	1.78%
Wilshire 5000 Index	0.99%	-0.04%	4. 01%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC,has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FUND DETAILS

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings information is available in the Statement of Additional Information.

The Funds will disclose complete portfolio holdings information on the Funds' internet site at www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The portfolio holdings information will be located through a prominent hyperlink on the right-hand side of such page on the Funds' internet site.  Such portfolio holdings information may then be disclosed to any person no earlier than one day after the day on which the information is posted on the Funds' internet site.  The complete portfolio information for each fiscal quarter will remain available on the Funds' internet site at least until the date on which Ancora Funds files its Form N-Q or Form N-CSR with the Securities and Exchange Commission for the period that includes the date as of which the portfolio holdings information located on the Funds' internet site is current.

INVESTMENT ADVISOR

Each Fund since its inception has retained as its investment advisor Ancora Advisors LLC (the “Advisor”), One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122, an investment advisor established in 2003.  Since 2003, the Advisor has managed investments for individually managed accounts comprised of high net worth individuals, pension and profit sharing plans, charitable organizations and businesses, and has acted as sub-advisor for two mutual funds not affiliated with the Ancora Funds.  The Advisor also has been the advisor to three hedge funds, one since 2004, one since 2007 and one since 2009.

Subject to the supervision and direction of the Funds’ Board of Trustees, the Advisor, as investment adviser, manages each Fund’s assets in accordance with the stated policies of such Fund.  The Advisor makes investment decisions for the Fund and places the purchase and sale order for portfolio transactions.

For its services, the Advisor receives from each of the Funds an annual investment management fee of 1% of such Fund’s average net assets.  For Ancora Income Fund, the Advisorhas voluntarily agreed to waive management fees, to the extent of the management fee, in order to limit total annual operating expenses for the Fund to 2 ..00 % for the Class C shares and 1.75% for the Class D shares.This waiver may be discontinued at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the management agreement between each Fund and the Advisor is available in the Funds’ annual report for the year ended December 31, 2011 ..

PORTFOLIO MANAGERS

Richard A. Barone is, and has been since 2004, the portfolio manager of Ancora Income Fund, Ancora Equity Fund and Ancora Special Opportunity Fund and is responsible for the day-to-day management of such Funds.  Denis J. Amato is, and has been since its inception in 2008, the Portfolio Manager of Ancora MicroCap Fund and is responsible for the day-to-day management of such Fund.

In addition to his responsibilities with the Funds, Richard A. Barone serves as Chairman of the Executive Committee of The Ancora Group Inc., which is the parent company of the Advisor, and he is Chairman of Ancora Securities, Inc., a broker-dealer.  From 2001 to 2003, Mr. Barone served as portfolio manager of Fifth Third Bancorp’s asset management subsidiary, Fifth Third Investment Advisors.  Prior to 2001, Mr. Barone was Chief Executive Officer of Maxus Investment Group, a financial services company, and was the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund.

In addition to his responsibilities with the Funds, Denis J. Amato serves as a member of the Executive Committee of The Ancora Group Inc., which is the parent of the Advisor.  From 2001 to 2005, Mr. Amato served as the Chief Investment Officer for the Northeast Ohio Region of Fifth Third Bank, managed both individual and institutional portfolios and was a portfolio manager for two mutual funds, including the Fifth Third MicroCap Value Fund.  During the period from 1997 to 2001, Mr. Amato was the Chief Investment Officer and lead equity portfolio strategist with the Maxus Investment Group.  While with Maxus, Denis J. Amato was the portfolio manager for the Maxus Ohio Heartland Fund.  Mr. Amato was the Chief Investment Officer at Gelfand Partners beginning in 1991 until that organization merged with Maxus in 1997.

The Statement of Additional Information provides additional information about each portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in each Fund.

PRICING FUND SHARES

The price of Fund shares is based on the Fund’s net asset value (“NAV”).  The value of each portfolio instrument held by the Funds is determined by using market prices.  Market prices may be determined on the basis of prices furnished by a pricing service.  If market quotations are not readily available or if an event occurs after the close of the exchange on which a Fund’s portfolio securities are principally traded, which, in the investment manager’s opinion has materially affected the price of those securities, the Fund will use fair value pricing procedures established by the Board of Trustees to determine the fair value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices of the same securities. Each Fund’s NAV is calculated at 4:00 p.m. eastern time each day the New York Stock Exchange is open for regular trading.  Each Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.  The Funds will be closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

Classes of Shares

By this Prospectus, the Funds are offering Class C and Class D shares.  Class C and Class D shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Investment Amounts

A minimum initial investment of $20,000 is required to open an account to purchase Class C shares of Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund or Ancora Special Opportunity Fund with subsequent minimum investments of $1,000.  However, an I.R.A. may open an account for the purchase of Class C shares of such Funds with an initial minimum investment of $5,000 and subsequent minimum investments of $1,000.

Except as set forth below, a minimum initial investment of $1,000,000 is required to open an account for the purchase of Class D shares of any of the Funds with subsequent minimum investments of $1,000.  This minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e.,accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.  These requirements may be waived in the sole discretion of the Funds.

Investment minimums may be waived at the discretion of each Fund.

Purchase of Shares

Initial Purchase.  The initial purchase of Class C or Class D shares may be made by check or by wire in the following manner:

By Check.  The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund or Ancora Special Opportunity Fund, mailed to:Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147.

By Wire.  In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: U.S. Bank, Cincinnati, Ohio, ABA# 042000013, Account # 130100789077, FBO Ancora Funds. Also provide the shareholder’s name and account number.   In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, the Funds at 1-866-626-2672.  The investor’s bank may charge a fee for the wire transfer of funds.

Subsequent Purchases.  Investors may make additional purchases of Class C or Class D shares in the following manner:

By Check.  Checks made payable to Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund or Ancora Special Opportunity Fund should be sent, along with the stub from a previous purchase or sale confirmation, to:Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147.

By Wire.  Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone.  Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder’s account in a Fund on the preceding day for which payment has been received, by telephoning the Funds at 1-866-626-2672 and identifying the shareholder’s account by number.  Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund.  A confirmation will be mailed and payment must be received within 3 business days of date of purchase.  If payment is not received within 3 business days, the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder’s account to reimburse the Fund for the loss.  Payment may be made by check or by wire. The Advisor has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder’s account.  This telephone purchase option may be discontinued without notice.

Systematic Investment Plan

The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals.  Provided the investor’s bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor.  At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15thday.  Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.  Investors desiring to participate in the Systematic Investment Plan should call the Funds at 1-866-626-2672 to obtain the appropriate forms.  The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Other Information Concerning Purchase of Shares

You may purchase shares on days when the Fund is open for business.  Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or the Funds’ transfer agent, except in the case of a subsequent purchase by telephone as described above, in which case the purchase price will be the next NAV after receipt of your telephone order.  All orders for the Funds must be received by the Funds or the Funds’ transfer agent prior to 4:00 p.m. eastern time in order to receive that day’s NAV.

Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss.  The Advisor has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor.  For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier’s or certified check.

REDEEMING YOUR SHARES

All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent.  Because the net asset value of each Fund’s shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder receives upon redemption may be more or less than the amount paid for the shares.  The shareholder will be charged for the cost of such wire.  If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).  This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier’s check or by wire transfer.

Redemption of Shares.

By Mail.  Class C or Class D shares may be redeemed by mail by writing directly to the Funds’ Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147. The redemption request must be signed exactly as the shareholder’s name appears on the registration form, with the signature guaranteed, and must include the account number.  If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.  Redemption proceeds will be mailed to the shareholder’s registered address of record, or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder’s pre-designated account at a domestic bank.

Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians.  A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent.  A shareholder in doubt as to what documents are required should contact the Funds at 1-866-626-2672.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.  A Fund may in its discretion waive the signature guarantee in certain instances.

By Telephone.  Shares may be redeemed by telephone by calling the Funds at 1-866-626-2672 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading.   An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at 1-866-626-2672. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption.  A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine.  If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent.  The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice.  The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Advisor, such Fund could be affected adversely by immediate payment.  In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the Class C shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $10,000.  Each Fund also has the right to convert, upon not less than 30 days written notice, Class D shares of any shareholder to Class C shares if, through redemptions, the shareholder’s account has a net asset value of less than $1,000,000.  A shareholder will be given at least 30 days written notice prior to any involuntary redemption or conversion and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption or conversion is processed.

Systematic Withdrawal Plan

Shareholders who own shares of a Fund valued at $100,000 or more per Fund may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter).  These investment minimums may be waived in the discretion of the Fund.  Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments.  If withdrawal payments exceed reinvested dividends and distributions, the investor’s shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund.  Additional information regarding systematic withdrawal plans may be obtained by calling the Funds at 1-866-626-2672.

ABUSIVE TRADING PRACTICES

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies.  The Funds will reject purchases where excessive short-term or other abusive trading practices are detected.  Restrictions on short-term trading and other abusive trading practices will be applied uniformly and will not be waived.  Certain accounts (“omnibus accounts”) include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds.  While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Ancora Income Fund has adopted a policy of paying a monthly dividend.  This policy is subject to change at any time.  Each other Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from Ancora Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

DISTRIBUTION ARRANGEMENTS

This table describes the sales charges and fees you will pay as an investor in different classes of shares offered by the Funds.

	Class C	Class D
Charge (Load)	No front-end sales charge.	No front-end sales charge.
Distribution/Service (12b-1) Fee	Subject to annual distribution and shareholder service fees of up to 0.75% of the Funds’ assets (0.50% for Ancora Income Fund).	Subject to shareholder service fee of up to 0.25% of the Fund’s assets.
Fund Expenses	Higher annual expenses than Class D shares.	Lower annual expenses than Class C shares.
Redemption Fee	None.	None.

Distribution (12b-1) and Service Fees

The Class C shares of each Fund charge distribution fees (also known as “12b-1 fees”).  These 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund’s shares and /or for providing shareholder services.

Distribution fees are paid from the Fund assets on an ongoing basis, will increase the cost of investment of Class C shareholders, and may cost you more than other types of sales charges.

The distribution fees vary by Fund as follows:

•

Class C shares of Ancora Income Fund pay a distribution fee of up to 0.25% of the average daily net assets of the Fund.

•

Class C shares of each of Ancora Equity Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund pay a distribution fee of up to 0.50% of the average daily net assets of the applicable Fund.

Class C and Class D shares of each of the Funds also pay a shareholder service fee of up to 0.25% of the average daily net assets of the applicable Fund.  These fees are paid from Fund assets on an ongoing basis and will increase the cost of investment of all shareholders.

MULTIPLE ACCOUNTS IN SAME HOUSEHOLD

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Funds at 1-866-626-2672.  You may also notify the Funds in writing.  Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Funds receive your request to stop householding.

GENERAL INFORMATION

The Distributor for shares of the Funds is Ancora Securities, Inc.  The Distributor’s address is 2000 Auburn Drive, Suite 300, Cleveland, Ohio  44122.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio  45202 is the custodian for each Fund’s securities and cash.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147 is each Fund’s transfer, redemption and dividend distributing agent.

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been appointed as Independent Registered Public Accounting Firm for the Funds.

McDonald Hopkins LLC, 600 Superior Avenue E., Cleveland, Ohio 44114, is legal counsel to the Funds and to the Advisor.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming investment of all dividends and distributions).  The information has been audited by the Funds’ Independent Registered Public Accounting Firm , Cohen Fund Audit Services, Ltd., whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the year ended December 31, 2011 , which is available upon request.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Income Fund
CLASS C SHARES	Year Ended 12/31/ 11	Year Ended 12/31/ 10	Year Ended 12/31/ 09	Year Ended 12/31/ 08	Year Ended 12/31/ 07

Selected Per Share Data
Net asset value, beginning of period	$ 8. 93	$ 8.62	$ 7.33	$ 8.77	$ 9. 72

Income from investment operations
Net investment income (loss) (a)	0. 33	0. 38	0. 44	0. 50	0. 53
Net realized and unrealized gain (loss)	0. 31	0.53	1. 45	(1.39)	( 0. 93)
Total from investment operations	0. 64	0.91	1 .89	(0. 89 )	( 0. 40)

Less Distributions to shareholders:
From net investment income	(0. 55 )	(0. 38 )	(0. 45 )	(0. 50 )	(0. 53 )
From net realized gain	-	-	-	-	-
From return of capital	(0. 05 )	(0. 22 )	(0. 15 )	(0. 05 )	(0. 02 )
Total distributions	(0.60)	(0.60)	(0. 60 )	(0.55)	(0.55)

Net asset value, end of period	$ 8. 97	$ 8. 93	$ 8.62	$ 7.33	$ 8.77

Total Return (b)	7.40%	10.86%	27.11%	(10.52)%	(4.34)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 13,131	$ 12,485	$ 11,278	$ 10,135	$ 11, 124
Ratio of expenses to average net assets (c)	1.97%	1. 97%	1.99%	2.00%	2.00%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.98%	1.98%	2. 06%	2. 01%	2. 00%
Ratio of net investment income (loss) to
average net assets (c) (d)	3.65%	4.34%	5.75%	6.06%	5. 62%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.65%	4.34%	5.67%	6.05%	5. 62%
Portfolio turnover rate	57.56%	53.48%	50.75%	48.36%	60.85%

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments ..

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Equity Fund
CLASS C SHARES	Year Ended 12/31/ 11	Year Ended 12/31/ 10	Year Ended 12/31/ 09	Year Ended 12/31/ 08	Year Ended 12/31/ 07

Selected Per Share Data
Net asset value, beginning of period	$ 10.16	$ 9.11	$ 7.14	$ 12.17	$ 11.95

Income from investment operations
Net investment income (loss) (a)	(0. 07 )	(0. 08)	( 0. 02)	0. 07	(0. 01 )
Net realized and unrealized gain (loss)	(0.74)	1.13	2.00	(4.33)	1. 07
Total from investment operations	(0.81)	1. 05	1.98	(4.26)	1. 06

Less Distributions to shareholders:
From net investment income	-	-	(0. 01 )	(0.08)	-
From net realized gain	-	-	-	(0. 69 )	(0. 84 )
From return of capital	-	-	-	-	-
Total distributions	-	-	(0. 01 )	(0. 77 )	(0. 84 )

Net asset value, end of period	$ 9.35	$ 10.16	$ 9.11	$ 7.14	$ 12.17

Total Return (b)	(7.97)%	11.53%	27.74%	(34.75)%	8.80%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 6,384	$ 7,820	$ 6, 837	$ 6,322	$ 10, 766
Ratio of expenses to average net assets (c)	2. 54%	2. 53%	2. 61%	2. 36%	2. 28%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2. 54%	2. 53%	2. 61%	2. 36%	2. 28%
Ratio of net investment income (loss) to
average net assets (c) (d)	(0. 66 )%	(0. 86)%	( 0. 29)%	0. 69%	(0. 10 )%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0. 66 )%	(0. 86)%	( 0. 29)%	0. 69%	(0. 10 )%
Portfolio turnover rate	64.54%	45.73%	56.25%	81.84%	56.21%

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments ..

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora MicroCap Fund
CLASS C SHARES	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.68	$ 9.74	$ 6.06	$ 10.00

Income from investment operations
Net investment income (loss) ( b )	(0.27)	(0.27)	(0.24)	(0.09)
Net realized and unrealized gain (loss)	(1.44)	3.70	3.92	(3.85)
Total from investment operations	(1.71)	3.43	3.68	(3.94)

Less Distributions to shareholders:
From net investment income	-	-	-	-
From net realized gain	(0.92)	(0.49)	-	-
From return of capital	-	-	-	-
Total distributions	(0.92)	(0.49)	-	-

Net asset value, end of period	$ 10.05	$ 12.68	$ 9.74	$6.06

Total Return (c)	(13.51)%	35.19%	60.73%	(39.40)% (e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 863	$ 1,115	$ 1,002	$ 618
Ratio of expenses to average net assets (f)	2.78%	3.13%	3.48%	5.59% (d)
Ratio of expenses to average net assets
before waiver & reimbursement (f)	2.78%	3.13%	3.82%	5.92% (d)
Ratio of net investment income (loss) to
average net assets (f)	(2.22)%	(2.44)%	(3.04)%	(4.03)% (d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (f)	(2.22)%	(2.44)%	(3.38)%	(4.37)% (d)
Portfolio turnover rate	11.42%	36.36%	44.07%	21.04%

(a)

For the period September 2, 2008 (commencement of operations) through December 31, 2008.

(b)

Net investment income (loss) per share is based on average shares outstanding.

(c)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)

Annualized

(e)

Not Annualized

(f)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Special Opportunity Fund
CLASS C SHARES	Year Ended 12/31/ 11	Year Ended 12/31/ 10	Year Ended 12/31/ 09	Year Ended 12/31/ 08	Year Ended 12/31/ 07

Selected Per Share Data
Net asset value, beginning of period	$ 5.04	$ 4.46	$ 2.38	$ 4.45	$ 5. 40

Income from investment operations
Net investment income (loss) (a)	(0. 01 )	(0. 07 )	( 0. 03)	0. 02	(0. 04 )
Net realized and unrealized gain (loss)	( 0. 70)	0.65	2. 11	(2.05)	( 0. 28)
Total from investment operations	( 0. 71)	0.58	2. 08	(2.03)	( 0. 32)

Less Distributions to shareholders:
From net investment income	-	-	- (b )	(0.03)
From net realized gain	-	-	-	(0. 01 )	(0. 63 )
From return of capital	-	-	-	-	-
Total distributions	-	-	-	(0. 04 )	(0. 63 )

Net asset value, end of period	$ 4.33	$ 5.04	$ 4.46	$ 2.38	$ 4.45

Total Return ( [c] )	(14.09)%	13.00%	87.47%	(45.77)%	(6.49)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,878	$ 5, 615	$ 5,240	$ 2,738	$ 5,703
Ratio of expenses to average net assets ( [d] )	2. 61%	2. 64%	2. 86%	2. 65%	2. 47%
Ratio of expenses to average net assets
before waiver & reimbursement ( [d] )	2. 61%	2. 64%	2. 86%	2. 65%	2. 47%
Ratio of net investment income (loss) to
average net assets ( d) (e)	(0.10)%	(1.45)%	( 0. 97)%	0. 67%	(0. 77 )%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement ( d) (e)	(0.10)%	(1.45)%	( 0. 97)%	0. 67%	(0. 77 )%
Portfolio turnover rate	99.12%	97.02%	148.81%	211.26%	133.31%

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Amount is less than $0.01

(c)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends

(d)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Income Fund
CLASS D SHARES	Year Ended 12/31/ 11	Year Ended 12/31/ 10	Year Ended 12/31/ 09	Year Ended 12/31/ 08	Year Ended 12/31/ 07

Selected Per Share Data
Net asset value, beginning of period	$ 8. 95	$ 8.65	$ 7.36	$ 8.81	$ 9. 76

Income from investment operations
Net investment income (loss) (a)	0. 35	0. 40	0. 46	0. 53	0. 56
Net realized and unrealized gain (loss)	0. 31	0.52	1. 46	(1.40)	( 0. 94)
Total from investment operations	0. 66	0 .92	1.92	(0. 87 )	( 0. 38)

Less Distributions to shareholders:
From net investment income	(0. 58 )	(0. 40 )	(0. 47 )	(0. 53 )	(0. 56 )
From net realized gain	-	-	-	-	-
From return of capital	(0. 05 )	(0. 22 )	(0. 16 )	(0. 05 )	(0. 01 )
Total distributions	(0. 63 )	(0. 62 )	(0. 63 )	(0. 58 )	(0. 57 )

Net asset value, end of period	$ 8. 98	$ 8. 95	$ 8.65	$ 7.36	$ 8.81

Total Return (b)	7.62%	11.07%	27.48%	(10.29)%	(4.07)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 7,249	$ 6, 756	$ 6, 852	$ 6, 113	$ 6, 753
Ratio of expenses to average net assets (c)	1.72%	1. 72%	1. 74%	1.75%	1.75%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.73%	1. 73%	1. 82%	1. 76%	1. 75%
Ratio of net investment income (loss) to
average net assets (c) (d)	3.88%	4.54%	5.93%	6.33%	5. 89%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.88%	4.54%	5.85%	6.32%	5. 89%
Portfolio turnover rate	57.56%	53.48%	50.75%	48.36%	60.85%

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Equity Fund
CLASS D SHARES	Year Ended 12/31/ 11	Year Ended 12/31/ 10	Year Ended 12/31/ 09	Year Ended 12/31/ 08	Year Ended 12/31/ 07

Selected Per Share Data
Net asset value, beginning of period	$ 10.42	$ 9.30	$ 7.26	$ 12. 37	$ 12.12

Income from investment operations
Net investment income (loss) (a)	(0. 02 )	( 0. 03)	0. 02	0. 13	0. 05
Net realized and unrealized gain (loss)	(0.76)	1.15	2.03	(4.42)	1. 09
Total from investment operations	(0.78)	1.12	2.05	(4.29)	1. 14

Less Distributions to shareholders:
From net investment income	-	-	(0. 01 )	(0. 13 )	(0.05)
From net realized gain	-	-	-	(0. 69 )	(0. 84 )
From return of capital	-	-	-	-	-
Total distributions	-	-	(0. 01 )	(0. 82 )	(0. 89 )

Net asset value, end of period	$ 9.64	$ 10.42	$ 9.30	$ 7.26	$ 12. 37

Total Return (b)	(7.49)%	12.04%	28.25%	(34.36)%	9.35%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2, 493	$ 2, 876	$ 2, 844	$ 2,937	$ 4,800
Ratio of expenses to average net assets (c)	2. 04%	2. 03%	2.11%	1. 86%	1. 78%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2. 04%	2. 03%	2.11%	1. 86%	1. 78%
Ratio of net investment income (loss) to
average net assets (c) (d)	(0. 17 )%	( 0. 34)%	0.23%	1.19%	0. 39%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0. 17 )%	( 0. 34)%	0.23%	1.19%	0. 39%
Portfolio turnover rate	64.54%	45.73%	56.25%	81.84%	56.21%

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora MicroCap Fund
CLASS D SHARES	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	YearEnded 12/31/08(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.83	$ 9.80	$ 6.07	$ 10.00

Income from investment operations
Net investment income (loss) ( b )	(0.21)	(0.22)	(0.20)	(0.08)
Net realized and unrealized gain (loss)	(1.47)	3.74	3.93	(3.85)
Total from investment operations	(1.68)	3.52	3.73	(3.93)

Less Distributions to shareholders:
From net investment income
From net realized gain	(0.92)	(0.49)	-	-
From return of capital
Total distributions	(0.92)	(0.49)	-	-

Net asset value, end of period	$ 10.23	$ 12.83	$ 9.80	$ 6.07

Total Return (c)	(13.13)%	35.90%	61.45%	(39.30)%( [e] )

Ratios and Supplemental Data
Net assets, end of period (000)	$ 5,164	$ 4,865	$ 2,762	$ 1,360
Ratio of expenses to average net assets (f)	2.28%	2.61%	2.98%	5.28% (d)
Ratio of expenses to average net assets
before waiver & reimbursement (f)	2.28%	2.61%	3.32%	5.68% (d)
Ratio of net investment income (loss) to
average net assets (f)	(1.69)%	(1.99)%	(2.52)%	(3.67)% (d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (f)	(1.69)%	(1.99)%	(2.85)%	(4.08)% (d)
Portfolio turnover rate	11.42%	36.36%	44.07%	21.04%

(a)

For the period September 2, 2008 (commencement of operations) through December 31, 2008.

(b)

Net investment income (loss) per share is based on average shares outstanding.

(c)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)

Annualized

(e)

Not Annualized

(f)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments ..

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Special Opportunity Fund
CLASS D SHARES	Year Ended 12/31/ 11	Year Ended 12/31/ 10	Year Ended 12/31/ 09	Year Ended 12/31/ 08	Year Ended 12/31/ 07

Selected Per Share Data
Net asset value, beginning of period	$ 5.21	$ 4.58	$ 2.44	$ 4.55	$ 5. 49

Income from investment operations
Net investment income (loss) (a)	0. 02	(0. 05 )	( 0. 02)	0. 04	( 0. 02)
Net realized and unrealized gain (loss)	( 0. 73)	0.68	2. 16	(2.10)	( 0. 29)
Total from investment operations	( 0. 71)	0.63	2. 14	(2.06)	( 0. 31)

Less Distributions to shareholders:
From investment income	-	-	- (b )	(0.04)	-
From net realized gain	-	-	-	(0. 01 )	(0. 63 )
From return of capital	-	-	-	-	-
Total distributions	-	-	-	(0. 05 )	(0. 63 )

Net asset value, end of period	$ 4.50	$ 5.21	$ 4.58	$ 2.44	$ 4.55

Total Return ( [c] )	( 13. 63)%	13.76%	87.78%	(45.35)%	(6.21)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,763	$ 3, 644	$ 3,140	$ 2,001	$ 3,959
Ratio of expenses to average net assets ( [d] )	2. 11%	2. 15%	2. 36%	2.15%	1. 97%
Ratio of expenses to average net assets
before waiver & reimbursement ( [d] )	2. 11%	2. 15%	2. 36%	2.15%	1. 97%
Ratio of net investment income (loss) to
average net assets ( d) (e)	0. 34%	(0. 96)%	( 0. 47)%	0. 98%	( 0. 31)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement ( d) (e)	0. 34%	(0. 96)%	( 0. 47)%	0. 98%	( 0. 31)%
Portfolio turnover rate	99.12%	97.02%	148.81%	211.26%	133.31%

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Amount less than $0.01

(c)

Total return in the above table represents the rate that the investor would have earned or loss on an investment in the fund , assuming reinvestment of dividends.

(d)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Appendix A

DESCRIPTION OF BOND RATINGS

AAA:

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA:

Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A:

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB:

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

BB, B, CCC and CC:  Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Privacy Policy

Ancora Income Fund

Ancora Equity Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

Notice of Privacy Policy & Practices*

The Funds recognize and respect the privacy expectations of our customers.1  We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•

Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance.

•

Account History, including information about the transactions and balances in a customer’s accounts; and

•

Correspondence, written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with Ancora Trust under one or more of these circumstances:

•

As Authorized – if you request or authorize the disclosure of the information.

•

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•

Under Joint Agreements – we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the Funds:

•

to maintain policies and procedures designed to assure only appropriate access to information about customers of the Funds;

•

to limit the use of information about customers of the Funds to the purposes for which the information was disclosed, or as otherwise permitted by law; and

•

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both shareholders of Funds of Ancora Trust and individuals who provide nonpublic personal information to the funds, but do not invest in Fund shares.

[back cover]

The following additional information about the Funds is available without charge upon request:

Statement of Additional Information.  Additional information about the Funds has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated April 30,  2012 ..  This document includes additional information about the Funds’ investment policies, risks and operations.  It is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports.  Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders.  The annual reports contain a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

HOW TO GET MORE INFORMATION

To obtain the Statement of Additional Information (“SAI”) without charge, call the Funds at 1-866-626-2672.  You may also call this number to request the Funds’ annual report, to request the Funds’ semi-annual report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and annual and semi-annual reports, free of charge, on the Fund’s internet site at www.ancorafunds.com .

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.  Information about the Funds is also available on the EDGAR Database on the SEC’s internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21418

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

This Statement of Additional Information (this “Statement of Information” or the “SAI”) relates to the Prospectus of the following funds (the “Funds”) of Ancora Trust (the “Trust”) dated April 30, 2012 :

Ancora Income Fund

Ancora Equity Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

This SAI is not a prospectus.  This Statement of Additional Information is incorporated in its entirety into the Prospectus of the Funds.  This SAI should be read with the Prospectus of the Funds.

To receive a copy of the Prospectus, you may write to the Trust or call toll free 1-866-626-2672.

Ancora Trust

One Chagrin Highlands

2000 Auburn Drive, Suite 300

Cleveland, Ohio 44122

TABLE OF CONTENTS

CAPTION	PAGE	LOCATION IN PROSPECTUS

TRUST HISTORY	3	Not Applicable

INVESTMENTS AND RISKS	3	Objectives, Strategies and Risks

Classification	3	Fund Summaries
Investment Strategies, Risks	3	Fund Summaries
Policies of the Funds	5	Fund Summaries
Defensive Investments	6	Fund Summaries
Portfolio Turnover	6	Not Applicable

MANAGEMENT OF THE FUNDS	6	Not Applicable

Management Information	7	Not Applicable
Board Interest In the Funds	8	Not Applicable
Compensation	8	Not Applicable
Audit Committee	9
Code of Ethics	9	Not Applicable
Proxy Voting Policy	9	Not Applicable

INVESTMENT ADVISORY AND OTHER SERVICES	12	Investment Advisor

Investment Advisor	12	Investment Advisor
Distribution Plan	12	Distribution Arrangements
Other Service Providers	13	General Information

PORTFOLIO MANAGER	13	Portfolio Manager

Other Accounts Managed	13	Portfolio Manager
Compensation	14	Not Applicable
Ownership of Shares	14	Not Applicable

PORTFOLIO HOLDINGS DISCLOSURE POLICY	14	Disclosure of Portfolio Holdings Information

BROKERAGE ALLOCATION	14	Not Applicable

CAPITAL STOCK AND OTHER SECURITIES	15	Not Applicable

PURCHASE, REDEMPTION AND PRICING OF SHARES	15	How to Purchase and Sell Fund Shares

TAXATION OF THE FUNDS	15	Dividends, Distributions and Taxes

DISTRIBUTOR	16	Distribution Arrangements

PERFORMANCE	16	Fund Performance

FINANCIAL STATEMENTS	16	Financial Highlights

Proxy Voting Policy	Appendix A

TRUST HISTORY

Each of Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund (each, a “Fund” and collectively, the “Funds”) is a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003.  The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series.

Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:

FUND	C	D
Ancora Income Fund	X	X
Ancora Equity Fund	X	X
Ancora MicroCap Fund	X	X
Ancora Special Opportunity Fund	X	X

INVESTMENTS AND RISKS

Classification

Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund is a “diversified” company as defined in the 1940 Act.  Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

Investment Strategies, Risks

Ancora Income Fund has an investment objective of obtaining a high level of income, with a secondary objective of capital appreciation in the value of its shares.  Each of Ancora Equity Fund and Ancora MicroCap Fund has an investment objective of obtaining capital appreciation.  Ancora Special Opportunity Fund has an investment objective of obtaining a high total return.  The principal investment strategies used by each of the Funds to pursue this objective, together with the principal risks of investing in the Fund, are described in the Fund Summaries at the beginning of the Prospectus.Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

In addition to its principal strategies, a Fund may engage in any of the following investment strategies which are not principal strategies of such Fund. Those investment strategies and the risks of such strategies are described below.

Equity Securities.  A Fund may invest in equity securities, including common stock, preferred stock, convertible preferred stock and convertible bonds.

In selecting equity securities for the Fund, the Advisor will utilize both fundamental research and technical analysis.

Ancora Income Fund anticipates that the majority of its equity investments will be made in convertible bonds and convertible preferred stock, since these securities generally have a higher yield and a lesser risk of capital depreciation than the common stocks into which they are convertible.  While these securities will generally be chosen for their ability to pay dividends, there can be no assurance that the dividends will be continued.

Individual market values of equity securities will fluctuate based on individual corporate developments as well as general economic conditions.  As a result of these factors, the share price of a Fund could decline to the extent that the Fund is invested in such equity securities.

Debt Securities.  A Fund may invest in debt securities. A Fund’s portfolio will be exposed to the following additional risks in connection with each of its investments in debt securities:

•

Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. To the extent that a Fund invests in debt securities, the net asset value of the Fund may decrease during periods of rising interest rates.

•

An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. To the extent that a Fund invests in debt securities, the net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increases.

•

Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Options.  A Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges. Such options may be on individual securities or on indexes. A put option gives a Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund holding such put option.

A call option gives a Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund holding such call option.

Warrants.  A Fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Closed-End Funds.  A Fund may invest in closed-end investment companies (also known as “closed-end funds”). Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of open-end investment companies (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such common shares. The Funds purchase common shares of closed-end funds which trade at a market discount and which the Advisor believes presents the opportunity for capital appreciation or increased income due in part to such market discount.

However, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds holding such shares may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

A Fund will structure its investments in the securities of closed-end funds to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) a Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) such Fund not offer its shares at a public offering price that includes a sales load of more than 1 ½%, and (iii) such Fund either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion asthe vote of all other holders of such securities.

A Fund will not invest directly in the securities of open-end investment companies, other than exchange traded funds.  However, a Fund may retain the securities of a closed-end investment company that has converted to an open-end fund status subsequent to the Fund’s investment in the securities of such closed-end fund. Generally, shares of an open-end investment company can be redeemed, at their net asset value, upon demand to the issuer. However, pursuant to applicable provisions of the 1940 Act, a Fund holding securities of an open-end investment company may not obligate such investment company to redeem more than 1% of the investment company’s outstanding redeemable securities during any period of less than 30 days. Consequently, if a Fund should own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund’s conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because a Fund may not hold at any time more than 10% of the value of its net assets in illiquid securities (e.g. securities that are not readily marketable within seven days), such Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. A Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund and thereby subject to the limits on redemption would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of such Fund’s total assets.

A Fund may invest in the securities of closed-end funds which (i) concentrate their portfolios in issuers in specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the 1940 Act. However, because none of the Funds intends to concentrate its investments in any single industry and because the closed-end funds in which the Funds invest generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code, none of the Funds believes that its investments in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the 1940 Act will represent special risks to the shareholders of such Fund. Each of the Funds will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in such industry.

Some of the closed-end funds in which the Funds invest may incur more risks than others. For example, some of these closed-end funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor’s Corporation or Moody’s Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in one industry; enter into future contracts; and write (sell) or purchase options on futures contracts.

Like the Funds, closed-end funds frequently pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, investment by the Funds in such funds often results in a “duplication” of advisory fees and other expenses, thereby increasing the overall charge to the net asset value of each of the Funds’ shares.

Exchange Traded Funds.  A Fund may invest in exchange tradedfunds (also known as “ETFs”) and leveraged exchanged traded funds (also known as “leveraged ETFs”).  ETFs are registered investment companies whose shares represent an interest in a portfolio of securities that typically track an underlying benchmark or index.  Leveraged ETFs seek to deliver multiples of the performance of the index or benchmark that they track.  To accomplish their objective, leveraged ETFs pursue a range of investment strategies through the use of swaps, futures contracts, and other derivative instruments.  Particularly when used to create leverage, the use of derivatives may expose leveraged ETFs to potentially dramatic losses or gains.  Unlike traditional mutual funds, shares of ETFs typically trade throughout the day on a securities exchange, such as the American Stock Exchange or New York Stock Exchange, at prices established by the market.

Investing in ETF’s may involve the duplication of advisory fees and certain other expenses.  Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the ETF, in addition to the fees and expenses the Fund Shareholders directly bear in connection with the Fund’s own operations.  If an ETF(or leveraged ETF) fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. Because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund’s holdings in an ETF at the most optimal time.

A Fund will structure its investments in the securities of ETFs to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) a Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) such Fund not offer its shares at a public offering price that includes a sales load of more than 1 ½%, and (iii) such Fund either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities.

Foreign Securities. The Funds may invest their assets in securities of foreign issuers directly or through American Depository Receipts (“ADRs”). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, a Fund may lend its respective portfolio securities (principally to broker-dealers) in amounts up to one-third of the Fund’s total asset value where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Advisor will limit such lending to not more than one-third of the value of a Fund’s total assets. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent right with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned.

As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding.  Cash collateral received from loaning portfolio securities creates the effect of leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the speculative nature of a Fund’s outstanding securities and an increase in the volatility of the Fund’s net asset value.

Repurchase Agreements. None of the Funds will invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, a Fund holding such repurchase agreement could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Policies of the Funds

Each of the Funds has adopted fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of such Fund. As defined in the 1940 Act, the “vote of a majority of the outstanding voting securities” of a Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The following are each Fund’s fundamental investment policies set forth in their entirety.  A Fund may not:

1.

purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2.

purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;

3.

issue senior securities, except as permitted under the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff;

4.

borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the 1940 Act) of at least 300%;

5.

act as an underwriter or securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.

invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities;

7.

(a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin;

8.

purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate; or

9.

make loans, except as described above in “Investment Strategies, Risks – Lending of Portfolio Securities.”

In addition, it is a fundamental investment policy of each of the Funds to satisfy the requirements for classification of the Funds as “diversified” management companies within the meaning of the 1940 Act.

In addition, it is a fundamental policy of Ancora Income Fund to invest, under normal circumstances, at least 80% of the assets of the Fund in income-producing securities.  It is a fundamental policy of Ancora Equity Fund to invest, under normal circumstances, at least 80% of the assets of the Fund in equity securities.  It is a fundamental policy of Ancora MicroCap Fund to invest, under normal circumstances, at least 80% of its assets in equity securities of companies whose equity securities have a total market value under $500,000,000. For purposes of these tests, the term “assets” means net assets plus any borrowings for investment purposes.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation; provided, that a change in value that causes a Fund to exceed its 300% asset coverage requirements for borrowing will require a Fund to increase its asset coverage to 300% within three days (excluding Sundays and holidays).

Defensive Investments

When the Advisor believes that market conditions warrant a defensive posture, each of the Funds may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of each of the Funds to achieve its investment objective.

Portfolio Turnover

The Funds are not restricted with regard to portfolio turnover and each Fund will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase transaction charges and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MANAGEMENT OF THE FUNDS

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each Trustee and officer of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office (2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Independent Directors:
Raj Aggarwal College of Business Administration	Trustee	Since November 15, 2003	Frank C. Sullivan Professor of International Business and Finance at University of Akron from 2006 to present and the former dean of the College of Business Administration. Firestone Chair and Professor of Finance at Kent State University from 1999 to the 2006; Mellon Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	4	None.
University of Akron
Akron, OH 44325
64
Donald Lerner	Trustee	Since	Consultant to the marking device industry and private investor. Owner of Ace Rubber Company (marking devices) until 1999.	4	None.
200 North Folk Dr., Bentleyville, OH 44022		November 15, 2003
77
Anne Peterson Ogan 115 West Juniper Lane, Moreland Hills, OH 44022	Trustee	Since November 15, 2003	President of The Proper Analysis Corp. (investment management firm) from 1993 to the present.	4	None.
65
Interested Director:
Richard A. Barone (1) 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122	Chairman, Trustee and Portfolio Manager	Since August 2, 2003

Portfolio Manager of the Ancora Funds since 2004; Chairman and Manager of Ancora Advisors LLC since 2003; Chairman and Director of Ancora Capital, Inc. since 2002; Chairman and Director of Ancora Securities, Inc. since 2000; Chairman and Director of the Ancora Group Inc. since 2010; member of the Executive Committee of the Ancora entities since 2006; Portfolio Manager of Fifth Third Investment Advisors from 2001 to 2003; Chief Executive Officer of Maxus Investment Group (financial services) until 2001; Portfolio Manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund until 2001

				4	Stephan Company (TSC); Mace Security International, Inc. (MACE)
70

Officers:
Joseph M. Spidalieri 2000 Auburn Dr. Suite 300 Cleveland, OH 44122 34	Chief Compliance Officer	Since March 1, 2011	Chief Compliance Officer of Ancora Advisors LLC; Director of Compliance of Ancora Securities, Inc.; Director of Compliance of Ancora Capital Inc.; Director of Compliance of The Ancora Group Inc.	4	None.
Bradley A. Zucker 2000 Auburn Dr. Cleveland, OH 44122 39	Secretary	Since August 2, 2003	Chief Financial Officer of Ancora Advisors LLC; Chief Financial Officer and Director of Ancora Securities, Inc.; Chief Financial Officer and Director of Ancora Capital Inc.; Chief Financial Officer and Director of The Ancora Group Inc.; member of the Executive Committee for the Ancora entities	4	None.

(1) Richard A. Barone is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Advisor.

(2) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor of (ii) the date the trustee dies, resigns or is removed.

Board Interest In the Funds

As of December 31, 2011 , the Trustees owned the following amounts of shares of the Funds:

Name of Trustee	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard A. Barone	Ancora Income Fund	$10,001 - $50 ,000	Over $100,000
	Ancora Equity Fund	Over $100,000
	Ancora MicroCap Fund	Over $100,000
	Ancora Special Opportunity Fund	Over $100,000
Raj Aggarwal	Ancora Income Fund	None	None
	Ancora Equity Fund	None
	Ancora MicroCap Fund	None
	Ancora Special Opportunity Fund	None
Donald Lerner	Ancora Income Fund	$1 - $10, 000	$10,001 - $50,000
	Ancora Equity Fund	None
	Ancora MicroCap Fund	$1 - $10,000
	Ancora Special Opportunity Fund	None
Anne Peterson Ogan	Ancora Income Fund	$1 - $10,000	$10,001 - $50,000
	Ancora Equity Fund	$1 - $10,000
	Ancora MicroCap Fund	$10,000 - $50,000
	Ancora Special Opportunity Fund	$1 - $10,000

Compensation

No officer, director or employee of Ancora Advisors LLC (the “Advisor”) or of any parent or subsidiary receives any compensation from the Funds for serving as an officer or Trustee of the Funds.  Each Trustee who is not an interested person in the Advisor will receive from each of the Funds the following fees for each Board or shareholders meeting attended:

Fee per Meeting	Net Assets of the Funds
$100	$10,000,000 or less
$150	$10,000,000 to $15,000,000
$200	$15,000,001 to $20,000,000
$250	$20,000,001 to $25,000,000
$300	$25,000,001 to $30,000,000
$350	$30,000,001 to $35,000,000
$400	$35,000,001 to $40,000,000
$450	$40,000,001 to $45,000,000
$500	$45,000,001 to $50,000,000
$550	$50,000,001 to $55,000,000
$600	$55,000,001 to $60,000,000
$650	$60,000,001 to $65,000,000
$700	$65,000,001 to $70,000,000
$750	$70,000,001 to $75,000,000
$800	$75,000,001 to $80,000,000
$850	$80,000,001 to $85,000,000
$900	$85,000,001 to $90,000,000
$950	$90,000,001 to $95,000,000
$1,000	Over $95,000,000

The fees paid to the Trustees for the 2011 fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

Name of Person, Position	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds Paid to Directors
Richard A. Barone, Trustee	$0	$0	$0	$0
Raj Aggarwal, Trustee	$2, 500	$0	$0	$2, 500
Donald Lerner, Trustee	$2, 500	$0	$0	$2, 500
Anne Peterson Ogan, Trustee	$2, 500	$0	$0	$2, 500
Stephen M. Todd, Trustee *	$ 2, 500	$0	$0	$ 2, 500

*  Stephen M. Todd resigned effective November 16, 2011

Audit Committee

The Board of Trustees has appointed a standing Audit Committee comprised solely of the non-interested Trustees.  The members of the Audit Committee are Raj Aggarwal, Donald Lerner, and AnnePeterson Ogan .  The Audit Committee has the responsibility, among other things (i) to select, oversee and set the compensation of the Trust’s independent auditors; (ii) to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit(s) thereof; and (iv) to act as a liaison between the Trust’s independent registered public accountants and the full Board.  The Audit Committee meets at least once per year.

Code of Ethics

Each of the Trust and the Advisor has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

Proxy Voting Policy

The Board of Trustees of the Funds has adopted a proxy voting policy (the “Proxy Voting Policy”).  The Proxy Voting Policy is attached as Appendix A to this SAI.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at 1-866-626-2672 or on the Funds’ internet site at www.ancorafunds.com and (2) on the SEC’s internet site at www.sec.gov.

Principal Holders of Securities

Ancora Income Fund

As ofApril 1, 2012 , the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Income Fund:

Class C Shares

Name and Address

Percentage of Ownership

Surety Title Agency Inc.  Profit Sharing Trust

8.43%

Attn: Rose Ann Pascucci

526 Superior Avenue, East, #1010

Cleveland, OH 44114-1401

Kenneth D. Ruttig and Deborah S. Ruttig Living Trust UAD 09/10/05

6. 09%

Kenneth D. Ruttig & Deborah S. Ruttig, Trustees

21924 Titus Road

Freeport, OH 43973-8928

Class D Shares

Name and Address

Percentage of Ownership

The Rose Ann Pascucci Revocable

11.72%

Rose Ann Pascucci, Trustee

7037 Hill Creek Lane

Gates Mills, OH 44040-9629

Shirley A. Loxterman

7.80%

10100 Hoose Road

Mentor, OH 44060-6830

As of April 1, 2012 , officers and Trustees as a group beneficially owned 42,099 Class D shares of Ancora Income Fund, constituting 5.2 % of the outstanding Class D shares of the Fund.

Ancora Equity Fund

As of April 1, 2012 ,the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Equity Fund:

Class C Shares

Name and Address

Percentage of Ownership

Surety Title Agency Inc. Profit Sharing Trust

14.56%

Attn: Rose Ann Pascucci

526 Superior Avenue, East, #1010

Cleveland, OH 44114-1401

The Rose Ann Pascucci Revocable

7.28%

Rose Ann Pascucci, Trustee

7037 Hill Creek Lane

Gates Mills, OH 44040-9629

Nancy and Rosemary Panzica

5.49%

Panzica Foundation

313 Brunswick Rd.

Highland Hts., Ohio 44143-3819

N. Lee Dietrich

5.31%

Special Account

7090 Morley Rd.

Painesville, OH 44077-9419

SEP FBO Roger Pettingell

5.22%

Pershing LLC as Custodian

654 Mourning Dove Drive

Sarasota, FL 34236-1926

Class D Shares

Name and Address

Percentage of Ownership

IRA FBO Richard A. Barone

19.56%

435 L'Ambiance Dr., Unit J-603

Longboat Key, FL 34228-3927

Jeffrey S. Glazer Family Irrevocable Trust

11.74%

U/ADtd. 12/31/1994

Jeffrey S. Glazer, Trustee

CPA Management

26565 Miles Rd., Suite 200

Cleveland , OH 44128-5998

IRA FBO Vincent A. Chiarucci

7.70%

Pershing LLC,as Custodian

26 Hunting Hollow

Pepper Pike, OH 44124-5247

IRA FBO Jean P. Disanto

5.99%

Pershing LLC as Custodian

403 E. Glengary Circle

Highland Hts., OH 44143-3601

Richard & Martha Barone Grandchildren’s Trust

5. 87%

Christopher R. Barone, Trustee

2000 Auburn Dr., Suite 300

Cleveland, OH 44122-4328

As of April 1, 2012 , all officers and Trustees as a group beneficially owned 61,157 Class D shares of Ancora Equity Fund, constituting 23.6 % of the outstanding Class D shares of the Fund.

Ancora MicroCap Fund

As of April 1, 2012 ,the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora MicroCap Fund:

Class C Shares

Name and Address

Percentage of Ownership

The Ernest P. Mansour Irrevocable Trust

31.21%

UAD 7/13/2011

Mark Mansour, Trustee

55 Public Square, Suite 2150

Cleveland, OH 44113-1976

Surety Title Agency Inc. Profit Sharing Trust

10.11%

Attn: Rose Ann Pascucci

526 Superior Avenue, East, #1010

Cleveland, OH 44114-1401

Laura Mansour

6. 88%

55 Public Square, Suite 2150

Cleveland, OH 44113-1976

Drew Mansour

6. 88%

55 Public Square, Suite 2150

Cleveland, OH 44113-1976

Mary Silvestro

6. 53%

226 Brentwood Drive

Hudson, OH 44236-1638

IRA FBO Diana Buehner

5.24%

Rollover Account

9899 Country Scene Lane

Mentor, OH 44060-6658

Class D Shares

Name and Address

Percentage of Ownership

Nancy A .. Panzica

6.44%

313 Brunswick Road

Highland Hts., OH 44143-3819

As of April 1, 2012 , all officers and Trustees as a group beneficially owned 162,880 Class D shares of Ancora MicroCap Fund, constituting 32.3 % of the outstanding Class D shares of the Fund.

Ancora Special Opportunity Fund

As of April 1, 2012 ,the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Special Opportunity Fund:

Class C Shares

Name and Address

Percentage of Ownership

Surety Title Agency Inc. Profit Sharing Trust

15.70%

Attn: Rose Ann Pascucci

526 Superior Avenue, East, #1010

Cleveland, OH 44114-1401

The Rose Ann Pascucci Revocable Trust

8. 97%

Rose Ann Pascucci, Trustee

7037 Hill Creek Lane

Gates Mills, OH 44040-9629

SEP FBO Roger Pettingell

6. 89%

Pershing LLC as Custodian

654 Mourning Dove Drive

Sarasota, FL 34236-1926

Nancy A. Panzica

6. 73%

313 Brunswick Road

Highland Hts., OH 44143-3819

The Paolucci Family Trust

6.55%

Ronald & Shirley Paolucci, Trustees

2009 Paseo Del Sol

Pls Vrds Est, CA 90274-1604

Daniel A. Fedeli Trust

6.28%

Daniel Fedeli, Trustee

303 Longspur Rd.

Highland Hts., OH 44143-3708

Class D Shares

Name and Address

Percentage of Ownership

Richard A. Barone

24.81%

436 L'Ambiance Dr., Unit J-603

Longboat Key, FL 34228-3928

IRA FBO Richard A. Barone

24.81%

Rollover Account

435 L'Ambiance Dr., Unit J-603

Longboat Key, FL 34228-3927

SEP FBO Richard A. Barone

8.83%

435 L'Ambiance Drive, Unit J-603

Longboat Key, FL 34228-3927

Jeffrey S. Glazer Family Irrevocable Trust

6.62%

U/A Dtd. 12/31/1994

Jeffrey S. Glazer, Trustee

26565 Miles Rd., Suite 200

Cleveland, OH 44128-5998

Richard & Martha Barone Grandchildren's Trust

5. 79%

Christopher R. Barone, Trustee

2000 Auburn Drive, Suite 300

Cleveland, OH 44122-4328

As of April 1, 2012 , all officers and Trustees as a group beneficially owned 407 ,931Class D shares of Ancora Special Opportunity Fund, constituting 66.4 % of the outstanding Class D shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Advisor for each of the Funds is Ancora Advisors LLC.The Advisor is a wholly-owned subsidiary of The Ancora Group Inc.  Richard A. Barone is both the Chairman of the Advisor and Chairman of the Funds.  Bradley Zucker is both adirector and officer of the Advisor and an officer of the Funds.

As compensation for the Advisor’s services rendered to the Funds, each of the Funds pays a fee, computed and paid monthly, at an annual rate of 1% of such Fund’s average daily net assets.  For Ancora Income Fund, the Advisor has voluntarily agreed to waive management fees, to the extent of the management fee, in order to limit total annual operating expenses for the Fund to 2 ..00 % for the Class C shares and 1.75% for the Class D shares.  This waiver may be discontinued at anytime.For 2011, 2010, and 2009 ,respectively, the Advisor waived fees of $ 561, $ 142 and $12,150 for Ancora Income Fund.  For 2009 and 2008, respectively, the Advisor waived fees of $9,544 and $2,077for Ancora MicroCap Fund.  For 2011, 2010 and 2009 , respectively, the following amounts of management fees were paid by the Funds to the Advisor: Ancora Income Fund, $ 196,809, $ 190,958 and $160,093 ; Ancora Equity Fund, $ 102,067, $ 97,394 and$ 86,570 ; Ancora MicroCap Fund, $65,287, $41,452 and $28,435 and Ancora Special Opportunity Fund, $ 88,069, $ 84,404 and $61,179 .

Subject to the supervision and direction of the Funds’ Board of Trustees, the Advisor, as investment adviser, manages each Fund’s assets in accordance with the stated policies of such Fund. The Advisor makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.

Other expenses are borne by the Funds and include administration fees, brokerage fees and commissions, fees of Trustees not affiliated with the Advisor, expenses of registration of the Funds and of the shares of the Funds with the Securities and Exchange Commission (the “SEC”) and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Funds, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and meetings of the Funds and costs incurred pursuant to each Fund’s Distribution and Shareholder Servicing Plan described below.

Distribution Plan

With respect to each of the Funds, the Trust has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the Act.  Class C shares of Ancora Income Fund will pay annual amounts for distribution up to 0.25% of the average daily net assets of the Fund.  Class C shares of each of Ancora Equity Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund will pay annual amounts for distribution up to 0.50% of the average daily net assets of the applicable Fund. The principal activities for which payments will be made include (i) compensation of securities dealers (including Ancora Securities, Inc.) and others for distribution services and (ii) advertising.  In addition, each of the Funds shall pay up to 0.25% of the average daily net assets of such Fund as service fees pursuant to agreements with dealers (including Ancora Securities, Inc.) or other servicers.  For 2011, 2010 and 2009 , respectively, the Funds paid the following amounts pursuant to the Plan: Ancora Income Fund$ 80,844, $ 77,968 and$ 64,746 ; Ancora Equity Fund,$ 62,767, $ 59,110 and$ 51,937 ; Ancora MicroCap Fund, $21,684, $15,207 and $10,967 and Ancora Special Opportunity Fund, $ 49,911, $ 46,640 and $33,448 .  Richard A. Barone, Chairman of the Trust and shareholder of the parent company of Ancora Securities, Inc., has an indirect financial interest in the operation of the Plan.

The Funds do not participate in any joint distribution activities with respect to another series or investment company.

The Trustees believe that the Plan will benefit the Funds and the holders of shares of the Funds. Among these benefits are: (1) reductions in the per share expenses of the Fund as a result of increased assets in the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Advisor in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Funds’ investment objectives and may better enable each of the Funds to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Service Providers

The Funds have entered into an Administration Agreement with Ancora Capital Inc., an affiliate of the Advisor.  Pursuant to this Agreement, each of the Funds pays an administration fee equal to 0.10% of average net assets of such Fund monthly.  Under the Administration Agreement, Ancora Capital assists in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities Exchange Commission, coordinates the filing of tax returns, assists with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitors the Funds’ expense accruals and pays all expenses, monitors the Funds’ Subchapter M status, maintains the Funds’ fidelity bond, monitors each Fund’s compliance with such Fund’s policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assists in the Funds’ operations.  For 2011, 2010 and 2009 , respectively, the Funds paid the following amounts under this Agreement: Ancora Income Fund, $19, 681, $19, 096 and$ 16,009 ; Ancora Equity Fund, $ 10,207, $ 9,739 and $ 8,657 ; Ancora MicroCap Fund, $6,528, $4,145 and $2,848 and Ancora Special Opportunity Fund, $8, 807, $8, 440 and $6,118 .

The Funds have entered into an Agreement with Mutual Shareholder Services, LLC (the “Transfer Agent”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147.  The Transfer Agent has agreed to act as the Funds’ transfer, redemption and dividend disbursing agent.  For its transfer agency services, the Transfer Agent is paid fees based upon the number of transactions, with a minimum monthly fee of $775 per month.  The Funds also retain the Transfer Agent to act as the Funds’ fund accountant.  The Transfer Agent also receives $792 per month, per Fund, in accounting software fees.  For its services as fund accountant, Mutual Shareholder Services, LLC receives the following annual fees in respect of each Fund:  $21,000 if the value of the Fund is under $25,000,000 (subject to discount if the value of the Fund is under $10,000,000); $30,500 if the value of the Fund is between $25,000,000 and $50,000,000; $36,250 if the value of the Fund is between $50,000,000 and $75,000,000; $42,000 if the value of the Fund is between $75,000,000 and $100,000,000; $47,750 if the value of the Fund is between $100,000,000 and $125,000,000; $53,500 if the value of the Fund is between $125,000,000 and $150,000,000; and $59,250 if the value of the Fund is in excess of $150,000,000.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202, serves as each Fund’s custodian. As custodian, U.S. Bank maintains custody of each of the Funds’ cash and portfolio securities.

Cohen Fund Audit Services, Ltd., independent registered public accountants, located at 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Funds. In such capacity, Cohen Fund Audit Services, Ltd. periodically reviews the accounting and financial records of each of the Funds and examines each of the Funds’ financial statements.

PORTFOLIO MANAGER

Other Accounts Managed

Richard A. Barone is the portfolio manager of the Ancora Income Fund, Ancora Equity Fund and Ancora Special Opportunity Fund and is responsible for the day-to-day management of such funds. As of December 31, 2011 , Mr. Barone was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Funds:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	1*	The portfolio manager is a member of a management team that manages assets in the amount of $ 82,199,202*
Other accounts	31**	$37,232,874**

*  The advisory fee for this account is based in part on the performance of the account.  This is the only account for which the fee is based on performance.  Fees on all other accounts are based on a percentage of assets under management.

** None of these accounts has fees based on performance.  Fees on all accounts are based on a percentage of assets under management.

Denis J. Amato is the portfoliomanager of Ancora MicroCap and is responsible for the day-to-day management of such Fund.  As of December 31, 2011 , Mr. Amato was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Funds:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	1*	The portfolio manager is a member of a management team that manages assets in the amount of $ 82,199,202*
Other accounts	91**	$ 112,057,823**

*  The advisory fee for this account is based in part on the performance of the account.  This is the only account for which the fee is based on performance.  Fees on all other accounts are based on a percentage of assets under management.

** None of these accounts has fees based on performance.  Fees on all accounts are based on a percentage of assets under management.

Conflicts of interest may arise in connection with the Portfolio Manager’s management of investments of the Fund and of other accounts managed by the Portfolio Manager.  Specifically, conflicts of interest may arise in connection with the allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.  If such conflict of interest occurs, the Investment Advisor’s policy is that the Fund has priority over such other accounts.

Compensation

Each of Richard A. Barone andDenis Amato is paid an overall compensation amount for all services he performs for the Advisor; neither of them receives any specific compensation for acting as a portfolio manager for the Funds.

Ownership of Shares

As of December 31, 2011, Richard A. Barone beneficially owned shares of (i) Ancora Equity Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund each having a dollar value in excess of $100,000 and (ii) Ancora Income Fund having a dollar value between $10,000 and $50,000.  As of December 31, 2011, Denis Amato beneficially owned shares of (i) Ancora Income Fund and Ancora MicroCap Fund each having a dollar value in excess of $100,000 and (ii) Ancora Equity Fund having a dollar value between $0 and $10,001.  As of December 31, 2011, Denis Amato did not beneficially own any shares of Ancora Special Opportunity Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Generally, the Funds disclose their portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form N-Q filings made within 60 days after the end of the first and third fiscal quarters with the Securities and Exchange Commission and (iii) on the Funds' internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  Such portfolio holdings information may then be disclosed to any person no earlier than one day after the day on which the information is posted on Ancora Funds' internet site.

In addition to portfolio holdings disclosure made to the public, Richard A. Barone, Chairman of the Funds, or designated executive officers of the Funds authorize the disclosure of portfolio holdings information prior to the date of public disclosure to affiliates of the fund and to third party service providers who require the portfolio holdings information for legitimate business and fund oversight purposes.  The Funds have ongoing relationships with the following service providers to provide portfolio holdings information as frequent as on a daily basis:  the Funds' distributor, accounting and transfer agent, custodian, legal counsel, EDGAR filing service, independent public accounting firm, and printer.  Also, on occasion the Funds disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.

The Funds do not believe that disclosure of portfolio holdings information as described in the preceding paragraph creates any conflict between the interests of Fund shareholders and the interests of the Advisor (or its affiliates).  Any potential conflicts of interest which do arise will be resolved by the Board of Trustees in the best interests of Fund shareholders.  The entities to whom each Fund provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information.  Neither the Funds nor the Advisor (or its affiliates) receives any compensation in connection with any disclosure of portfolio holdings information.

These policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds' compliance program under Rule 38a-1 under the Investment Company Act.  In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Funds are made by the Advisor subject to the overall supervision and review by the Funds’ Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the Advisor.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown. In executing portfolio transactions and selecting brokers and dealers, it is the Funds’ policy to seek the best overall terms available.

The Funds’ Board of Trustees periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiaries of services received as a result of portfolio transactions effected for other accounts. The Advisor’s fee under the Management Agreement is not reduced by reason of the Advisor’s receiving such brokerage and research services.

Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker’s commissions. A commission is deemed as not exceeding the usual and customary broker’s commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

The Funds’ Board of Trustees has determined that any portfolio transaction for any of the Funds may be effected through Ancora Securities, Inc., if, in the Advisor’s judgment, the use of Ancora Securities, Inc. is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Ancora Securities, Inc. charges the Fund a commission rate consistent with those charged by Ancora Securities, Inc. to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged the Fund by Ancora Securities, Inc. to industry norms for similar sized transactions.  Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by Ancora Securities, Inc. meet the requirements of the Act. Ancora Securities, Inc. will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers.  During 2011, 2010 and 2009, respectively, the aggregate amounts of brokerage commissions paid by each Fund, all of which were paid to Ancora Securities, Inc., were: Ancora Income Fund, $ 27,487, $ 18,767 and $ 19,759 ; Ancora Equity Fund, $ 10,185, $ 6,613 and$ 12,303 ; Ancora MicroCap Fund, $5,869, $7,411 and $4,958 andAncora Special Opportunity Fund, $ 29,208, $ 31,220 and $37,903 .

Even though investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, investments of the kind made by the Funds may also be made by those other accounts. When the Funds and one or more accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained for or disposed of by the Funds.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest representing interests in separate series of securities, and it permits the Trust to offer classes of each such series. Shares of each of the Funds are divided into Class C shares and Class D shares. Each share of a Fund represents an equal proportionate interest in such Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Trustees.

Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that (i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a “majority” shall mean the vote of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, whichever is less.

Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The information pertaining to the purchase and redemption of the Fund’s shares appearing in the Prospectus under the captions “Purchasing and Adding to Your Shares and Redeeming Your Shares” is hereby incorporated by reference.

The price paid for shares of a certain class of a Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of a Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading.

For purposes of pricing sales and redemptions, net asset value per share of a class of a Fund is calculated by determining the value of the class’s proportional interest in the assets of such Fund, less (i) such class’s proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

TAXATION OF THE FUNDS

The Trust intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a regulated investment company will result in the Trust paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Trust will not receive special tax treatment and will pay federal income tax, thus reducing the total return of each of the Funds.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Funds’ transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by the Distributor, Ancora Securities, Inc., 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122.  Pursuant to the Distribution Agreement between the Funds and the Distributor, the Distributor has agreed to hold itself available to receive orders, satisfactory to the Distributor, for the purchase of shares of the Funds, to accept such orders on behalf of the Funds as of the time of receipt of such orders and to transmit such orders to the Funds’ Transfer Agent as promptly as practicable. The Distributor is an affiliate of the Investment Adviser.

The Distribution Agreement provides that the Distributor shall arrange to sell the Funds’ Shares as agent for the Funds and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. The Distributor is not obligated to sell any certain number of shares.

PERFORMANCE

From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of such Fund’s dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund’s performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund’s returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc. All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

FINANCIAL STATEMENTS

The financial statements in the December 31, 2011 Annual Report of the Funds are incorporated in this Statement of Additional Information by reference.  The financial statements in the Annual Report have been audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, whose report thereon appears in the Annual Report.  You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet site at www.ancorafunds.com .  The Funds’ June 30, 2011 and June 30, 2010 Semi-Annual Reports for the Funds are also incorporated in this Statement of Additional Information by reference.  You can obtain additional copies of the Semi-Annual Reports for the Funds at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet site at www.ancorafunds.com .

APPENDIX A

PROXY VOTING POLICY

Ancora Funds

We have adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of each Fund and its shareholders, consistently with stated investment objectives.

We use what we believe are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Advisor or any affiliated person of the Advisor, on the other hand.

In order to comply with applicable law relating to the voting of securities of other investment companies, if a Fund holds shares of another investment company, we will not vote such shares.

Where there is no relevant, consistent stated investment objective, we vote proxies relating to the following substantive matters as described with respect to each matter listed below.  Where a proxy proposal is presented which is not listed below, we will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis in the manner which we believe will maximize the client’s investment return.  If we have identified a conflict of interest and have no general proxy voting policy on the matter presented, we will take other reasonable steps to help assure that the votes cast are in the client’s best interests.

Our voting policies are premised on the following principles:

·

maximization of each investment’s return is the primary component of the Fund’s best interests;

·

good corporate governance will help maximize investment returns;

·

increasing shareholder involvement in corporate governance will help maximize investment returns;

·

antitakeover defenses inhibit maximization of investment returns; and

·

self-dealing by or conflicts of interest of company insiders are not in the Fund’s best interests.

I.

The Board of Directors

A.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees in uncontested elections are made on a case-by-case basis, examining the following factors:

·

the long-term corporate performance record relative to a relevant market index or indices;

·

the composition of the board and key board committees;

·

the nominee's attendance record at board and committee meetings; and

·

the nominee's investment in the company.

In cases of significant votes and when information is readily available, we may also review:

·

corporate governance provisions and takeover activity;

·

board decisions regarding executive compensation;

·

director compensation;

·

the number of other board seats held by the nominee; and

·

interlocking directorships.

Having examined such factors, unless we find an important reason to withhold votes for an uncontested nominee, we generally vote to elect such nominees.

B.

Chairman and CEO are the Same Person

We vote for shareholder proposals that would require or propose that the positions of chairman and CEO be held by different people.

C.

Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

D.

Board Committees

We vote for shareholder proposals that request that the audit, compensation or nominating committees be comprised exclusively of independent directors.

We withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

We withhold votes for nominees who serve on the compensation committee if they have approved executive or director compensation arrangements which we would vote against under these guidelines.  See Section VII below.

E.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.

Director and Officer Indemnification and Liability Protection

We vote against proposals to limit or eliminate director and officer liability for monetary damages for breach of the duty of care, or to expand indemnification coverage beyond gross negligence.

G.

Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.

Proxy Contests

A.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

·

the long term financial performance of the target company relative to its industry;

·

management's track record;

·

the background to the proxy contest;

·

the qualifications of the director nominees on both slates; and

·

an evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

B.

Reimburse Proxy Solicitation Expenses

If we vote for one or more dissident nominees, we also vote to reimburse the dissidents’ proxy solicitation expenses, but not otherwise.

III.

Proxy Contest Defenses

A.

Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board, and for proposals to repeal classified boards and to elect all directors annually.

B.

Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause, and for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that only continuing directors may elect replacements to fill board vacancies, and for proposals that permit shareholders to elect directors to fill board vacancies.

C.

Cumulative Voting

We vote for proposals to eliminate cumulative voting, and against proposals to permit cumulative voting.

D.

Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholders’ ability to call special meetings of the Board or shareholders, and for proposals that remove restrictions on shareholders’ ability to call special meetings.

E.

Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent, and for proposals to allow or facilitate shareholder action by written consent.

F.

Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board, and against proposals that give management the ability to alter the size of the board without shareholder approval.

IV.

Tender Offer Defenses

A.

Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification, and against management proposals to ratify a poison pill or which are otherwise in favor of poison pills.

B.

Fair Price Provisions

We vote against fair price proposals, and for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions, or which are otherwise against fair price provisions.

C.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or which otherwise restrict a company's ability to make greenmail payments.

D.

Unequal Voting Rights

We vote against dual class exchange offers and dual class recapitalizations.

E.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against proposals to impose supermajority requirements, and for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments or which are otherwise against supermajority shareholder vote requirements.

F.

White Squire Placements

We vote for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes.

V.

Miscellaneous Governance Provisions

A.

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting or use independent tabulators or inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.

Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.

Shareholder Advisory Committees

We vote for proposals to establish shareholder advisory committees.

VI.

Capital Structure

A.

Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that would increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company and we conclude that meeting the need is in the best interests of the client.

B.

Stock Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.

Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.

Blank Check Preferred Authorization

We vote for proposals to create or increase the authorized shares of blank check preferred stock only in cases when the company either expressly states that the stock will not be used as a takeover defense or carry superior voting rights or articulates a specific need for the new authorized shares and we conclude that meeting the need is in the best interests of the client.

E.

Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.

Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.

Preemptive Rights

We vote against proposals to create, and for proposals to abolish, preemptive rights.

H.

Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

·

Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

·

Change in Control - Willthe transaction result in a change in control of the company?

·

Bankruptcy - Isthe threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

I.

Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.

Executive and Director Compensation

In general, we vote for executive and director compensation plans which reward the creation of shareholder wealth by having a relatively high payout sensitivity to increases in shareholder value.  In evaluating a plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation together with the cash components of compensation. We estimate the present value of all short- and long-term incentives, derivative awards and cash/bonus compensation.  Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

A.

Generally

We vote for proposals to submit executive or director compensation plans for shareholder approval.

We vote against executive or director compensation plans that include the:

·

ability to reprice underwater options without shareholder approval;

·

ability to issue options with an exercise price below the stock's current market price;

·

ability to issue reload options; or

·

automatic share replenishment ("evergreen") provisions.

We vote against plans where total potential economic dilution (including all equity-based plans) exceeds 15% of the shares outstanding.

We vote against plans if annual option or similar grants have exceeded 2% of shares outstanding, or if options have been repriced within the past two years without shareholder approval.

B.

OBRA-Related Compensation Proposals

We vote for proposals to amend shareholder-approved plans to include administrative features, add performance goals, place a cap on the annual grants any one participant may receive to comply with or otherwise qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

C.

Shareholder Proposals to Limit Executive and Director Pay

Consistent with the other policies stated in this Section VII, we review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

D.

Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification or which otherwise are against such arrangements.

E.

Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is greater than five percent of the outstanding shares.

F.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

VIII.

State of Incorporation

A.

Voting on State Takeover Statutes

We vote against proposals to opt in and for proposals to opt out of state antitakeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

IX.

Extraordinary Transactions

A.

Extraordinary Business Combination Transactions

Votes on mergers and acquisitions and corporate restructuring proposals including minority squeezeouts, leveraged buyouts, spin-offs and asset sales, are considered on a case-by case basis, taking into account at least the following:

·

anticipated financial and operational benefits;

·

offer price (cost vs. premium);

·

prospects of the resulting company (if our clients’ investments would continue);

·

the background of the transaction; and

·

changes in corporate governance and their impact on shareholder rights.

B.

Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, the appraised value of assets, and the compensation arrangements for executives managing the liquidation.

C.

Appraisal Rights

We vote for proposals to restore or provide shareholders with rights of appraisal.

D.

Changing Corporate Name

We vote for changing the corporate name.

X.

Social and Environmental Issues

We vote against shareholder social and environmental proposals because our focus is on the economic objectives of our clients.

PART C

OTHER INFORMATION

Item 28.

Exhibits

Exhibit Number

Description

A

Declaration of Trust1

B-1

By-Laws1

B-2

Amendment to By-Laws4

C

None

D

Management Agreement4

e1

Distribution Agreement3

f

None

g

Custody Agreement1

h1

Administration Agreement1

h2

Transfer Agent Agreement3

h3

Accounting Services Agreement3

i

Opinion and Consent1

j

Consent of Independent Auditors

k

None

l

Subscription Agreement1

m

Distribution and Shareholder Servicing Plan5

n

Multiple Class Plan1

o

Code of Ethics of the Funds2

p

Code of Ethics of the Advisor2

1Incorporated by reference to the corresponding exhibit to the Registration Statement.

2Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 1 to the Registration Statement.

3Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 3 to the Registration Statement.

4 Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 4 to Registration Statement.

5Incorporated by reference to the corresponding exhibit to the Post-Effective Amendment No. 7 to Registration Statement.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

Not applicable.

Item 30.  Indemnification

Reference is made to Article VIII of the Registrant’s Declaration of Trust filed as Exhibit a.  The application of these provisions is limited by Article 10 of the Registrant’s By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Advisor.

Ancora Capital Inc., a holding company whose main subsidiary is Ancora Securities, Inc., a registered broker/dealer, and Ancora Advisors LLC, a registered investment advisor, are wholly-owned subsidiaries of The Ancora Group Inc.  All of the foregoing companies share a principal place of business at One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio  44122.

The table below lists the names, addresses and any other business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor:

Name and Address	Principal Occupation(s)
Richard A. Barone One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Portfolio Manager of the Ancora Funds since 2004.

Chairman and Manager of Ancora Advisors LLC since 2003.

Chairman and Director of Ancora Securities, Inc. since 2000.

Chairman, Directorof The Ancora Group Inc. since 2010.

Chairman and Director of Ancora Capital Inc. since 2002.

Member of the Executive Committee of the Ancora entities since 2006.

Frederick D. DiSanto One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Manager of Ancora Advisors LLC since 2006.

President and Chief Executive Officer of Ancora Advisors LLC since 2006.

Chief Executive Officer, Directorof The Ancora Group Inc. since 2010 ..

Member of the Executive Committee of the Ancora entities since 2006.

Denis J. Amato One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Portfolio Manager of Ancora Equity Fund and Ancora Special Opportunity Fund since 2006.

Directorof The Ancora Group Inc. since 2010.

Manager of Ancora Advisors LLC since 2006.

Member of the Executive Committee of the Ancora entities since 2006.

Bradley A. Zucker One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Chief Financial Officer and Director of Ancora Securities, Inc. since 2001.

Chief Financial Officer and Director of Ancora Capital, Inc. since 2002.

Chief Financial Officer of Ancora Advisors LLC since 2003.

Secretary of the Ancora Funds since 2004.

Chief Financial Officer andDirector of The Ancora Group, Inc. since 2010.

Member of the Executive Committee of the Ancora entities since 2006.

Item 32.  Principal Underwriters.

Ancora Securities, Inc. is the principal underwriter of shares of the Funds.

Ancora Securities, Inc. does not act as principal underwriter for any other investment companies.

The following table provides information for each officer and director of Ancora Securities, Inc.

	Ancora Securities, Inc.	Ancora Trust
Richard A. Barone 2000 Auburn Drive, Suite 300 Cleveland, OH 44122	Director and Chairman	Director, Chairman and Portfolio Manager
Christopher R. Barone 2000 Auburn Drive, Suite 300 Cleveland, OH 44122	Director and President	None
Bradley A .. Zucker 2000 Auburn Drive, Suite 300 Cleveland, OH 44122	Director, Treasurer and Chief Financial Officer	Secretary
Robin M. VanBurik 2000 Auburn Drive, Suite 300 Cleveland, OH 44122	Secretary	None

Item 33.  Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio  44122, or at the offices of Ancora Securities, Inc., 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122, except that all records relating to the activities of the Funds’ custodian are maintained at the office of the custodian, U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio  45202.

Item 34.  Management Services.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on April 25, 2012 ..

ANCORA TRUST

/s/Richard A. Barone, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

/s/Richard A. Barone

Chairman and Trustee

April 25, 2012

/s/Raj Aggarwal

Trustee

April 25, 2012

/s/Donald Lerner

Trustee

April 25, 2012

/s/Anne Peterson Ogan

 Trustee

April 25, 2012